SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

Muzinich Corporate Lending Income Fund, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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MUZINICH CORPORATE LENDING INCOME FUND, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

August 15, 2024

Dear Stockholder:
You are cordially invited to participate in the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich Corporate Lending Income Fund, Inc. (the "Company," "we," "our" or "us") to be held virtually on September 16, 2024, at 10:00 A.M., Eastern Time. Instructions on how to attend the Annual Meeting can be found at: [https://vote.proxyonline.com/muzinich/docs/2024mtg.pdf.] You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form. At the Annual Meeting, you will be asked to:
1.Elect two (2) Class II directors of the Company, to serve for a term of three (3) years, or until his respective successor is duly elected and qualified;
2.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024;
3.Transact such other business that may properly come before the Annual Meeting.
Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2024 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Board and the management of the Company, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Annual Meeting.    If you are unable to participate in the Annual Meeting during the scheduled time, the Board urges you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy by telephone or through the Internet as described on the enclosed proxy card as soon as possible.
We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.

Sincerely,
/s/ Jeffrey Youle
Jeffrey Youle
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2024.
Our Proxy Statement and Annual Report on Form 10-K for the initial fiscal period ended December 31, 2023 are available at https://vote.proxyonline.com/muzinich/docs/2024mtg.pdf.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:
•        The date and time of the Annual Meeting and instructions to participate in the Annual Meeting;
•        A list of the matters intended to be acted on and our recommendations regarding those matters; and
•        Any control/identification numbers that you need to access your proxy card.
If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact EQ Fund Solutions LLC, the Company’s proxy solicitor by calling (800) 399-1581. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m., Eastern Time.

MUZINICH CORPORATE LENDING INCOME FUND, INC.
450 Park Avenue
New York, NY 10022
(212) 888-3413

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
September 16, 2024
10:00 A.M., Eastern Time

To the Stockholders of Muzinich Corporate Lending Income Fund, Inc.:

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Muzinich Corporate Lending Income Fund, Inc. (the "Company," "we," "our" or "us") will be held virtually on September 16, 2024, at 10:00 A.M., Eastern Time. Instructions on how to attend the Annual Meeting can be found at: https://vote.proxyonline.com/muzinich/docs/2024mtg.pdf. If you would like to attend the Annual Meeting, please send an email to attendameeting@equiniti.com. Please use the e-mail subject line “Muzinich Corporate Lending Income Fund, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M., Eastern Time on September 15, 2024.
The Notice of the Annual Meeting of Stockholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent to stockholders on or about August 15, 2024.The Annual Meeting will be held, for the following purposes:
1.Elect two (2) Class II directors of the Company, to serve for a term of three (3) years, or until his respective successor is duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024;
3.To transact such other business as may properly come before the Annual Meeting.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on August 9, 2024. If you are a registered holder, you must register using the Control Number included on your proxy card. If you are unable to participate in the Annual Meeting during the scheduled time, please sign the enclosed proxy card and return it promptly in the postage-paid return envelope provided or vote by telephone or through the Internet. Please refer to the voting instructions provided on your proxy card. If there are insufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders. Thank you for your support of the Company.
By Order of the Board of Directors,

/s/ Jeffrey Youle
Jeffrey Youle
Chief Executive Officer and President
New York, New York
August 15, 2024

It is important that your shares be represented at the Annual Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Annual Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Company any additional costs of further proxy solicitations and in order for the Annual

Meeting to be held as scheduled. In order to participate in the Annual Meeting virtually, stockholders must send an email to attendameeting@equiniti.com. Please use the e-mail subject line “Muzinich Corporate Lending Income Fund, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M., Eastern Time on September 15, 2024.

MUZINICH CORPORATE LENDING INCOME FUND, INC.

450 Park Avenue
New York, NY 10022
(212) 888-3413

PROXY STATEMENT
August 15, 2024

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2024

INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Muzinich Corporate Lending Income Fund, Inc. (the “Company,” “we,” “us,” or “our”) for use at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on September 16, 2024, at 10:00 A.M., Eastern Time. Instructions on how to attend the Annual Meeting can be found at: https://vote.proxyonline.com/muzinich/docs/2024mtg.pdf. If you would like to attend the Annual Meeting, please send an email to attendameeting@equiniti.com. Please use the e-mail subject line “Muzinich Corporate Lending Income Fund, Inc. Annual Meeting,” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Annual Meeting. Requests to attend the Annual Meeting virtually must be received no later than 11:59 P.M., Eastern Time on September 16, 2024. You will be able to vote by following the instructions on the enclosed proxy card or voting instruction form.
This Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the initial fiscal period ended December 31, 2023, are first being sent to stockholders on or about August 15, 2024.
We encourage you to vote your shares by participating in the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you give no instructions on the proxy card, based upon the recommendation of the Board, the shares covered by the proxy card will be voted FOR the election of the nominees as director, and FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm.
If you are a “stockholder of record” (i.e., you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying EQ Fund Solutions LLC, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) participating in the Annual Meeting and voting your shares at the Annual Meeting. Please send your notification to EQ Fund Solutions LLC at attendameeting@equiniti.com.
Stockholders of record may also vote via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or by telephone are shown on the enclosed proxy card.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone through our proxy solicitor, EQ Fund Solutions LLC, who coordinates proxy delivery and voting for these banks and brokerage firms. If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of this Proxy Statement, either by paper or electronically, from EQ Fund Solutions LLC and will have the opportunity to vote via the Internet or by telephone. Specific instructions to be followed by persons holding shares through a bank or brokerage firm interested in voting via the Internet or by telephone are shown on the enclosed proxy card.
If you hold shares of common stock through a broker, bank or other holder of record and you want to participate and vote at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting.

A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority to vote the shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote with respect to the election of a director (Proposal I) at the Annual Meeting, but may have discretionary authority to vote on the ratification of appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm (Proposal II).
Purpose of Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.Elect two (2) Class II directors of the Company, to serve for a term of three (3) years, or until his respective successor is duly elected and qualified;
2.To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024; and
3.To transact such other business as may properly come before the Annual Meeting.
Record Date
The record date for the Annual Meeting is the close of business on August 9, 2024 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 72,001 shares of the Company’s common stock outstanding and entitled to vote.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, via live webcast or by proxy, of the holders of at least one-third of the common stock issued and outstanding as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
If a quorum is not present at the Annual Meeting, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote, present in person or by proxy at the Annual Meeting, shall have power to adjourn the meeting whether or not a quorum exists. Abstentions will have no effect on the adjournment vote. “Broker non-votes” shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Vote Required
Election of Directors. The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the election of each nominee as director in accordance with the recommendation of the Board.
Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2024. The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you return the proxy card without any instructions, the shares covered by the proxy card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the

Company’s independent registered public accounting firm for the 2024 fiscal year in accordance with the recommendation of the Board.
Additional Solicitation. If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the Chairperson of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding this Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has engaged the services of EQ Fund Solutions LLC, for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $10,700.00, plus reimbursement of certain expenses and fees for additional services requested.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors, the director nominees, or executive officers or employees of the Company, or by Muzinich Direct Lending Adviser, LLC, a Delaware limited liability company, (the “Adviser”), and/or its affiliates including Muzinich & Co., Inc. (“Muzinich & Co.”, and together with the Adviser and their other affiliates, collectively, “Muzinich”). No additional compensation will be paid to directors or executive officers of the Company or employees of Muzinich for such services. Under applicable regulations of the Securities and Exchange Commission (the “SEC”), each of directors, the director nominees, or executive officers of the Company and/or certain employees of Muzinich are “participants” in this proxy solicitation.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, and the executive officers and directors as a group, and any other person or entity known to us to beneficially own 5% or more of the outstanding shares of our common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon reports filed by such persons with the SEC and other information obtained from such persons, if available.
Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table below has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
FCCI Insurance Company 6300 University Parkway Sarasota, FL 34240	50,000.0	69.42%
Gleaner Life Insurance Society 5200 West US Highway 223 Adrian, MI 49221	6,000.0	8.33%
Central States Health & Life Co. of Omaha 1212 N. 96th St. Omaha, NE 68114	5,000.0	6.94%
Interested Directors
Paul Fehre	-	0.0%
Jeffrey Youle	-	0.0%
Independent Directors
Kathleen T. Barr	-	0.0%
Eric W. Falkeis	-	0.0%
Steven J. Paggioli	-	0.0%
Executive Officers
Cheryl Rivkin	-	0.0%
All executive officers and directors as a group (six persons)	-	0.0%
____________
(1)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the
“Exchange Act”).
(2)    Based on a total of 72,025.7 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)    Muzinich & Co., Inc., ("Muzinich"), is an affiliate of Muzinich Direct Lending Adviser, LLC.
Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director or Nominee	Dollar Range of Equity Securities in the Company(1)(2)
Interested Directors
Paul Fehre	None
Jeffrey Youle	None
Independent Directors
Kathleen T. Barr	None
Eric W. Falkeis	None
Steven J. Paggioli	None
____________
(1)    The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of the Board. Under our Certificate of Incorporation, our Board of Directors are divided into three classes. Each class of directors will generally hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two, and three years, respectively. As a result, typically only one class of directors will be up for election at each annual meeting. At each annual meeting of our stockholders following our adoption of a classified board, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Our Board of Directors are divided into two groups—interested directors and the independent directors. Interested directors are interested persons as defined in Section 2(a)(19) of the 1940 Act. A majority of the Board will at all times consist of directors who are not “interested persons” of the Company, of our Adviser or of any its respective affiliates, as defined in the 1940 Act (the “Independent Directors”).
Paul Fehre and Eric W. Falkeis have each been nominated for re-election as directors. Each of Mr. Fehre and Mr. Falkeis has been nominated for a three year term expiring in 2027. Neither Mr. Fehre nor Mr. Falkeis is being proposed for election pursuant to any agreement or understanding between himself and the Company. Mr. Fehre and Mr. Falkeis have each consented to being named in this proxy statement and to serve as a director if elected at the Annual Meeting. If elected, Mr. Fehre will continue to serve as an Interested Director, Chairperson of the Board of Directors, Chief Financial Officer and Treasurer. If elected, Mr. Falkeis will continue to serve as an Independent Director, the Chairperson of the Audit Committee and a member of the Governance and Nominating Committee.
Information about the Director Nominees
The Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Our directors and the director nominees have been selected such that the Board represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that they hold, the year in which the person became a director of the Company, and a discussion of the particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.
The business address for each nominee is c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022.

Nominees for Director – Term Expiring 2027
Interested Director
Name	Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Paul Fehre	61	Director, Chairperson of the Board, Chief Financial Officer and Treasurer	Since 2019; current term expiring 2024
Chief Financial Officer, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Chief Financial Officer, Muzinich BDC, Inc. (2019 to present); Chief Operating Officer of Muzinich & Co., Inc. (2014 to present); Managing Director and Head of Investment Operations, New York Life Investment Management (2002 to 2012).
					Interested Director and Chairperson, Muzinich Corporate Lending Income Fund, Inc. (since 2023)
Independent Director
Eric W. Falkeis	51	Independent Director	Since 2019; current term expiring 2024	Chief Growth Officer, Tidal Financial Group (2022 to present); Chief Executive Officer, Tidal ETF Services LLC (2018 to present); formerly, Chief Operating Officer, Direxion Funds (2013 to 2018); formerly, Senior Vice President and Chief Financial Officer (and other positions).	Independent Director, Muzinich Corporate Lending Income Fund, Inc. (since 2023); Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Trustee, Professionally Managed Portfolios (27 series)(since 2011); Interested Trustee and Chairperson, Tidal ETF Trust (27 series) (since 2018); Former Interested Trustee, Direxion Funds (22 series), Direxion Shares ETF Trust (112 series), and Direxion Insurance Trust (2013 to 2018).

Paul Fehre. Mr. Fehre was appointed as the Company’s Chief Financial Officer and Treasurer in July 2023. Mr. Fehre currently serves on the Board of Directors of Muzinich & Co., Inc. and as its Chief Operating Officer. Mr. Fehre also serves as a Director of Muzinich BDC, Inc. Prior to joining Muzinich in 2014, Mr. Fehre was Managing Director and Head of Investment Operations for New York Life Investment Management, where he spent 10 years leading the operations, technology delivery, marketing, client services, administration, and financial functions supporting the Fixed Income Investors division of the firm. Previously, he managed product and project management functions to support the Investor Services division at J.P. Morgan Chase. He also managed the corporate treasury and investment accounting functions at CNA Financial. Mr. Fehre earned a B.S. in Finance and Accounting at Rider University. He holds the Chartered Financial Analyst designation.
Eric W. Falkeis. Mr. Falkeis has substantial experience with registered investment companies and financial, accounting, investment and regulatory matters through his former positions as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to registered investment companies and alternative investment products. Mr. Falkeis currently serves as Chief Growth Officer and Co-Founder of Tidal Financial Group (2022 to present) and was formally the Chief Executive Officer of Tidal ETF Services LLC (2018 to present). He has experience consulting with investment advisors regarding the legal structure of investment companies, distribution channel analysis, marketing and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational and risk oversight experience through his former positions as President, Chief Operating Officer and Trustee of the Direxion Funds and the Direxion Exchange Traded Funds (2013 to 2018). Mr. Falkeis also currently serves on the board of Muzinich BDC, Inc. and Professionally Managed Portfolios. Mr. Falkeis holds a Bachelor’s degree in Accounting from Marquette University and is a Certified Public Accountant.
We believe that Messrs. Falkeis' and Fehre's broad and extensive knowledge of the investment company industry, and in particular, their numerous leadership positions at major firms, qualifies them to serve as members of the Board.
Current Directors - Not up for Election at the Annual Meeting
The business address for each of the Directors is c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022.

Current Directors – Not up for Election at the Annual Meeting
Interested Directors
Name	Age	Position(s)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director During Past 5 Years
Jeffrey Youle	64	Director, Chief Executive Officer and President	Since 2020; current term expiring 2025
Chief Executive Officer, Muzinich Corporate Lending Income Fund, Inc. (2023 to present); Chief Executive Officer, Muzinich BDC, Inc. (2020 to present); Head of US Private Debt, Muzinich & Co., Inc. (2017 to present); Consultant (2017); Managing Partner Global Leveraged Capital Management LLC (2006 to 2016).
					Interested Director, Muzinich Corporate Lending Income Fund, Inc. (since 2023)
Independent Directors
Kathleen T. Barr	69	Independent Director	Since 2019; current term expiring 2026	Retired; Chair of the Governing Council, Independent Directors Council (since 2020).
Independent Director, Muzinich Corporate Lending Income Fund, Inc. (since 2023); Board of Governors Investment Company Institute (since 2019), Independent Trustee and Chairperson, Professionally Managed Portfolios (since 2018) (27 series); Independent Trustee for the William Blair Funds (since 2013) (19 series).

Steven J. Paggioli (born 1950)	74	Independent Director	Since 2019; current term expiring 2025	Consultant; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).
Independent Director, Muzinich Corporate Lending Income Fund, Inc. (since 2023); Independent Trustee, Professionally Managed Portfolios (since 1991) (27 series); Independent
Trustee, AMG Funds (since 1993)
(43 series); Advisory
Board Member,
Sustainable Growth
Advisers, LP.

Kathleen T. Barr. Ms. Barr has substantial registered investment company experience, including her role as former Chair and current member of the Governing Council for the Independent Directors Council and a member of the Investment Company Institute Board of Governors. She has executive experience as the former owner of a registered investment adviser (Productive Capital Management, Inc.), the Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisers LLC in 2009), and the Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds). Ms. Barr also currently serves on the board of Muzinich BDC, Inc., (William Blair Funds and Professionally Managed Portfolios). Ms. Barr holds a B.A. in Business Administration from the University of Pittsburgh.

Jeffrey Youle. Mr. Youle was appointed as the Company’s Chief Executive Officer in July 2023. Mr. Youle is Muzinich’s Co-Head of US Private Debt and has over 30 years of experience in originating, structuring and investing in private debt and equity of middle market companies. Mr. Youle currently serves as a Director of Muzinich BDC, Inc. Prior to joining Muzinich, he was a Managing General Partner of Global Leveraged Capital Management LLC, a firm he co-founded in 2005, and grew capital under management to $1.1 billion, at its peak. Previously, he held a number of senior management positions during his 17 years with BNP Paribas, including Head of US Corporate Investment Banking and Executive Committee member, Head of North America Acquisition Finance & Loan Structuring, and Head of NY Merchant Banking, amongst other senior positions. Mr. Youle received his B.A. in Economics from Albion College and his M.B.A. in Finance from The University of Michigan.
Steven J. Paggioli.Mr. Paggioli has substantial investment company and investment advisory experience, and he currently serves as an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with investment company and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services) (1986 to 2001). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the SEC. Mr. Paggioli also currently serves on the boards Muzinich BDC, Inc., Professionally Managed Portfolios and AMG Funds, in addition to serving on the Board of Governors of the Investment Company Institute and on the Governing Council of the Independent Directors Council. Mr. Paggioli holds a B.A. in Political Science from the University of Connecticut and a J.D. from the University of Connecticut School of Law.
Executive Officers who are not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The business address for the officers is c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022.

Executive Officers who are not Directors
Name	Age	Position(s)	Term of Office and Length of Time Served
Cheryl Rivkin	54	Secretary	Indefinite; Since July 2023
Michael Smith	40	President and Chief Investment Officer	Indefinite; Since July 2023

Cheryl Rivkin. Ms. Rivkin was appointed as our Secretary in July 2023. Ms. Rivkin currently serves as Muzinich & Co., Inc.’s Chief Administrative Officer & Director, Compliance. Prior to joining Muzinich in 2003, Ms. Rivkin was a Vice President at GSC Partners, a US and U.K.-based investment adviser specializing in corporate debt including distressed and mezzanine debt, as well as structured products. Previously, she served as a Director for distressed debt and equity hedge fund investment adviser, Morgens, Waterfall, Vintiadis & Co., Inc. Ms. Rivkin earned a B.A., magna cum laude and Phi Beta Kappa, from Mount Holyoke College where she was a Sarah Williston Scholar, and an M. Phil. in Modern Middle Eastern Studies from Oxford University where she was a Marshall Scholar focusing on development economics and oil policy.

Michael R. Smith. Mr. Smith was appointed as the Company’s President and Chief Investment Officer in July 2023. Mr. Smith is Muzinich’s Co-Head of US Private Debt. Prior to joining Muzinich, Mr. Smith was a Senior Associate at Credit Suisse where he was responsible for investment evaluation, execution, and monitoring within CSAM’s private business development company focused on special situations direct lending. Prior to joining Credit Suisse, Mr. Smith was an Assistant Vice President at GE Antares Capital in New York and an Assistant Vice President at Madison Capital Funding LLC in Chicago where he executed middle market leveraged finance transactions for private equity backed companies. Mr. Smith graduated from Boston University with a B.A. in chemistry and minor in mathematics.

Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, the Chairperson of the Board presides as chairperson over meetings of our Board and meetings of stockholders. Presently, Mr. Fehre serves as the Chairperson of our Board. Mr. Fehre is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as the Chief Operating Officer of Muzinich & Co., Inc. We believe that Mr. Fehre’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairperson of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Fehre’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairperson of the Board, but believe these potential conflicts are offset by the broad experience and expertise in the financial services industry of our Independent Directors, each of whom has served on the boards of other investment funds. In addition, the Company has adopted strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Governance and Nominating Committee, each comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the Independent Directors play an active role on the Board. The Independent Directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each Independent Director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our Independent Directors typically meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Risk Oversight and Board Structure
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including the investment adviser, administrator, transfer agent, custodian and independent registered public accounting firm of the Company, to review and discuss the activities of the Company and to provide direction with respect thereto; and (5) receiving reports from the Company’s chief compliance officer on a regular quarterly basis, as well as with respect to the chief compliance officer’s findings and recommendations from an annual review of the federal securities law compliance programs of the Company and insofar as applicable to the services rendered on behalf of the Company those of the Company’s key service providers, namely, the Company’s investment adviser, administrator, transfer agent and custodian. The Company’s charter, as well as regulations governing business development companies generally, requires that a majority of the Board be persons other than “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead independent director. The Board, after considering various factors, has concluded that its structure continues to be appropriate. As the Company matures, the Board will continue to monitor its structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Attendance at Board and Committee Meetings
The Board and its committees have regular meetings. A quorum of members is established for each meeting held. During the Company’s initial fiscal period ending December 31, 2023, the Board met five times.
Board Committees
Audit Committee. The members of the Audit Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, each of whom meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and none of whom would be an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Falkeis serves as Chairperson of the Audit Committee. Our Board has determined that each of Ms. Barr, Mr. Falkeis and Mr. Paggioli is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Pursuant to its Charter, a copy of which is attached to this Proxy Statement as Annex A, the Audit Committee will be responsible for overseeing matters relating to the appointment and activities of our auditors, audit plans and procedures, various accounting and financial reporting issues and changes in accounting policies, and reviewing the results and scope of the audit and other services provided by our independent public accountants. The Audit Committee will also be responsible for aiding our Board in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Audit Committee met four times during the initial fiscal period ended December 31, 2023.
Governance and Nominating Committee. The members of the Governance and Nominating Committee are Kathleen T. Barr, Eric W. Falkeis and Steven J. Paggioli, none of whom would be an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Ms. Barr serves as the Chairperson of the Governance and Nominating Committee. Pursuant to its Charter, a copy of which is attached to this Proxy Statement as Annex B, the Governance and Nominating Committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Governance and Nominating Committee will consider nominees properly recommended by our stockholders. The Governance and Nominating Committee met one time during the initial fiscal period ended December 31, 2023.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees, but we do have officers and directors. Each of our executive officers is an employee of our Adviser and/or one of its affiliates. Our day-to-day investment operations will be managed by our Adviser. Most of the services necessary for the origination and management of our investment portfolio will be provided by investment professionals employed by our Adviser and/or its affiliates.
None of our executive officers will receive direct compensation from us. Certain of our executive officers and other members of our investment team, through their ownership interest in or management positions with our Adviser, may be entitled to a portion of any profits earned by our Adviser or its affiliates (including any fees payable to our Adviser under the terms of our investment management agreement with the Adviser (the “Investment Management Agreement”), less expenses incurred by our Adviser in performing its services under the Investment Management Agreement). Our Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to our executive officers in addition to their ownership interest.
Compensation of Independent Directors
Each Independent Director will be compensated with an annual fee for his or her services as one of the Company’s directors and as a member of the Audit Committee and Governance and Nominating Committee. Compensation for each Independent Director is $60,000 per year. The Chairperson and Committee Chairs may receive additional compensation for their services. The Independent Directors of the Board and members of each such committee will also be reimbursed for travel and other expenses incurred in connection with attending meetings thereof. We may also pay the incidental costs of a director to attend training or other types of conferences relating to the BDC industry. The following table sets forth compensation of the Company’s Independent Directors for the initial fiscal period ended December 31, 2023.

Name	Fees Earned (1)	Stock Awards (2)	All Other Compensation	Total
Kathleen T. Barr	$-	$-	$-	$-
Eric W. Falkeis	$-	$-	$-	$-
Steven J. Paggioli	$-	$-	$-	$-
(1)    No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.
(2)    We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
Code of Ethics
The Company and the Adviser have each adopted a single code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), respectively. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements.
Communications with the Board
Individuals who wish to communicate with the Company’s Board directly may do so by sending a letter addressed to: Board of Directors, Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY, 10022.
Agreements and Related Party Transactions
Investment Management Agreement. The Company entered into the Investment Management Agreement with the Adviser, located at 450 Park Avenue, New York, New York 10022, pursuant to which the Adviser manages the Company’s investment program and related activities. The advisory service fees consist of a management fee and an incentive fee. The cost of both the management fee and the incentive fee is ultimately borne by the Company’s stockholders.
Base Management Fee. Pursuant to the Investment Management Agreement, the Company’s Adviser accrues, on a quarterly basis in arrear, a management fee (the “Base Management Fee”) equal to 0.3125% (i.e., 1.25% annually) of the Company’s net asset value (“NAV”) as of the beginning of the first calendar day of the applicable quarter. For purposes of the Investment Management Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP.
Incentive Fee. The Company will pay an incentive fee (the “Incentive Fee”) to the Adviser. The Incentive Fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the Incentive Fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.
The Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the Base Management Fee, fees and expenses payable under an administration agreement entered into between us and U.S. Bancorp Fund Services, LLC (“U.S. Bank,” and in such capacity, the “Administrator”) (the “Administration Agreement”), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.75% per quarter (7% annualized).

We will pay the Adviser an Incentive Fee quarterly in arrear with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.75% per quarter (7% annualized);

•100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate until the Adviser has received 12.5% of the total Pre-Incentive Fee Net Investment Income Returns for that calendar quarter (the Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate) as the “catch-up”); and

•12.5% of the dollar amount of all Pre-Incentive Fee Net Investment Income Returns, if any, once the Adviser has received the full catch-up.

Incentive Fee Based on Capital Gains

The second component of the Incentive Fee, the Incentive Fee based on capital gains, is payable at the end of each calendar year in arrear. The amount payable equals:

•12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fee based on capital gains as calculated in accordance with U.S. GAAP.

Each year, the fee paid for the Incentive Fee based on capital gains is net of the aggregate amount of any previously paid Incentive Fee based on capital gains for all prior periods. We will accrue, but will not pay, an Incentive Fee based on capital gains with respect to unrealized appreciation because an Incentive Fee based on capital gains would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the Incentive Fee based on capital gains payable pursuant to the Investment Management Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Management Agreement for any partial period will be appropriately prorated. For the initial fiscal period ended December 31, 2023, the Company did not incur Base Management Fees or Incentive Fees.
Resource Sharing Agreement. The Adviser has entered into a Resource Sharing Agreement (the “Resource Sharing Agreement”) with Muzinich & Co., Inc., an affiliate of the Adviser, pursuant to which Muzinich & Co., Inc. provides the Adviser with experienced investment professionals and services so as to enable the Adviser to fulfill its obligations under the Investment Management Agreement. Through the Resource Sharing Agreement, the Adviser draws on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring, and operational experience of Muzinich’s investment professionals. The Resource Sharing Agreement may be terminated by either party on 60 days’ notice, which if terminated may have a material adverse consequence on the Company’s operations.
Reimbursement of Certain Expenses. During the period ended December 31, 2023, Muzinich & Co. paid, on behalf of the Company, certain organizational, offering, and operating costs, that have been recorded by the Company. The Company will reimburse Muzinich & Co. for the costs paid on the Company’s behalf. As of December 31, 2023, the total costs reimbursable to Muzinich & Co. were $442,055.
Required Vote
The election of a director requires the affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting. If you vote “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” are not considered votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2024.
The Audit Committee and the Independent Directors of the Board have appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to ratification or rejection by the stockholders of the Company.
The Company is not aware of any direct financial or material indirect financial interest of Deloitte & Touche LLP in the Company or its affiliates.
If requested by any stockholder, representatives of Deloitte & Touche will be present at the Annual Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP as the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Principal Accountant Fees and Services

For the year ended December 31, 2023
Service:
Audit Fees(1)	$40,000
Audit-Related Fees	-
Tax Fees	$—
All Other Fees	-
Total Fees:	$40,000
 (1) During the initial fiscal period ended December 31, 2023, Deloitte & Touche LLP billed aggregate non-audit fees of $0 related to the Company for services rendered to the Company.
Audit Fees. Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings.
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees. Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All Other Fees. Other fees would include fees for products and services other than the services reported above.
Aggregate Non-Audit Fees. The aggregate non-audit fees (including the fees described above under “Tax Services Fees” and “All Other Fees”) billed to the Company by Deloitte & Touche LLP, during the Company’s initial fiscal period ended December 31, 2023, for services rendered to the Company and the Company’s accounting affiliates, are shown in the table below.

Fiscal Year Ended	Aggregate Non-Audit Fees	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
December 31, 2023	$-	$0	$-
During the initial fiscal period from the Company’s commencement of operations on July 5, 2023, through December 31, 2023, no services described under “Audit-Related Fees,” “Tax Services Fees” or “All Other Fees” were approved pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Audit Committee Report1

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2023. The Audit Committee also discussed with Deloitte & Touche LLP the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC.

The Audit Committee received and reviewed the written disclosures from Deloitte & Touche LLP required by the applicable PCAOB rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with Deloitte & Touche LLP its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s financial statements as of and for the year ended December 31, 2023 be included in the Company’s annual report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Audit Committee Members	Kathleen T. Barr	Eric W. Falkeis	Steven J. Paggioli

Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. Abstentions and “broker non-vote” are not considered votes cast on this proposal and will have no effect on the vote for the proposal. Because brokers may have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker may be permitted to vote your shares for this proposal. If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the 2024 fiscal year in accordance with the recommendation of the Board.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act, as amended, or the Exchange Act, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.
SUBMISSION OF STOCKHOLDER PROPOSALS
Any stockholder nominations or proposals for other business intended to be presented at our next annual meeting, if any, must be submitted to us as set forth below.
The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met. The Company expects that the 2025 Annual Meeting of Stockholders will be held in September 2025, but the exact date, time, and location of that meeting have yet to be determined. If the 2025 Annual Meeting of Stockholders is held within thirty (30) days from the first anniversary of the Annual Meeting, a stockholder who intends to present a proposal in the Company’s proxy statement for that annual meeting, including the nomination of a director, must submit the proposal in writing to Secretary of the Company, c/o Muzinich Corporate Lending Income Fund, Inc., at its address of 450 Park Avenue, New York, NY 10022, and the proposal should be received by the Company between April 5, 2025 and 5:00 p.m. Eastern Time on May 1, 2025. In the event that the date of that annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the Annual Meeting, a timely notice by the stockholder must be delivered not later than the close of business on the later of the ninetieth (90th) day prior to that annual meeting or the seventh (7th) day following the day on which public announcement of the date of that annual meeting is first made.
The Company's bylaws contain an advance notice provision requiring that a stockholder who intends to present a proposal for the nomination of a director or other business at the 2025 Annual Meeting of Stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 promulgated under the Exchange Act), must timely submit the proposal in writing to the Secretary of the Company, c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.
A stockholder’s notice to the Secretary shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and (b) any material interest of the stockholder in such business, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. In addition, with respect to a stockholders proposal to nominate for election or reelection as Director, such stockholder’s notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a Director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to the rules and regulations of the SEC under Section 14 of the Exchange Act.
The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION
Administrator
U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Company’s administrator.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Company by calling (212) 888-3413 or by writing to the Secretary of the Company, c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022.
AVAILABLE INFORMATION
We will furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other reports as we determine to be appropriate or as may be required by law. We are required to comply with all reporting, proxy solicitation and other applicable requirements under the Exchange Act.
Because we do not currently maintain a corporate website, we do not intend to make available on a website our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. We do, however, provide electronic or paper copies of our filings free of charge upon request.
Stockholders may request a copy of these reports by writing to the Secretary of the Company, c/o Muzinich Corporate Lending Income Fund, Inc., 450 Park Avenue, New York, NY 10022, or by calling the Company at (212) 888-3413. Stockholders and the public may also read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (www.sec.gov) that contains such information.
YOU ARE KINDLY REQUESTED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

By order of the Board of Directors,
/s/ Jeffrey Youle
Jeffrey Youle
Director, Chief Executive Officer and President
New York, New York
August 15, 2024

PRIVACY POLICY

MUZINICH CORPORATE LENDING INCOME FUND, INC.
MUZINICH DIRECT LENDING ADVISER, LLC

As a BDC and its registered investment adviser, each of the Company and the Adviser, respectively, has adopted policies and procedures to protect the “nonpublic personal information” (“NPI”) of investors. Each of the Company and the Adviser takes seriously its responsibility to maintain the confidentiality of investor information.
Information We Collect

In the course of its capital raising, asset management and related operational activities, each of the Company and the Adviser gains access to non-public personal information about investors in the Company, such as from the following sources:
1.Information we receive from you directly, from a consultant or other professional having a relationship with you, and/or from due diligence documents, subscription documents and/or correspondence we receive in connection with processing your transactions or providing services to you; and
2.Information that you submit to, or which reflects your use of, our website or online services and/or that of our affiliates.
Such information may include personal financial and account information, and data or analyses derived from such non-public personal information (collectively referred to as “Confidential Investor Information”).
How We Use Information

Among other things, we may use Confidential Investor Information to service your account or send you annual reports, proxy statements or other information required by law.
Information We Disclose

The Company and the Adviser do not share Confidential Investor Information with any unaffiliated third parties, except in the following circumstances or as may otherwise be permitted or required by law:
◦As necessary to provide the service that the investor requested or authorized, or to maintain and service the investor’s account. The Company and/or the Adviser will require that any financial intermediary, agent or sub-contractor utilized by the Company and/or the Adviser (such as brokers or fund administrators) comply with substantially similar standards for non-disclosure and protection of Confidential Investor Information and use the information provided by the Company and/or the Adviser only for the performance of the specific service requested by the Company and/or the Adviser.
◦As required by regulatory authorities or law enforcement officials who have jurisdiction over the Company and/or the Adviser, or as otherwise required or permitted by any applicable law. In the event the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser, if permitted by law, may provide prompt notice to the affected investors, so that the investors may have the opportunity to seek a protective order or other appropriate remedy. If no protective order or other appropriate remedy is obtained and the Company and/or the Adviser is compelled to disclose Confidential Investor Information, the Company and/or the Adviser shall disclose only such information, and only in such detail, to the extent legally required as determined in its reasonable judgment.
◦To the extent reasonably necessary to prevent fraud, unauthorized transactions or liability.

The Company and the Adviser restrict access to Confidential Client Information to those personnel who need to know such information to provide services to clients.

Approved: September 12, 2023

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

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MUZINICH CORPORATE LENDING INCOME FUND, Inc.
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 16, 2024

The undersigned, revoking prior proxies, hereby appoints Paul Fehre and Cheryl Rivkin, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the Record Date at the 2024 Annual Meeting of Stockholders of Muzinich Corporate Lending Income Fund, Inc. (the “Company”) to be held on September 16, 2024, at 10:00 A.M., Eastern Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 399-1581. Representatives are available to assist Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Stockholders to be held on September 16, 2024. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/muzinich/docs/2024mtg.pdf.

PROXY CARD
Muzinich Corporate Lending Income Fund, Inc.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE ________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Company’s Board of Directors, and the Proposals have been unanimously approved by the Board of Directors and recommended for approval by stockholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR	WITHHOLD
1.	Elect two (2) Class II directors of the Company, to serve for a term of three (3) years, or until his respective successor is duly elected and qualified;
	Paul Fehre	○	○
	Eric W. Falkeis	○	○
		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2024.	○	○	○

THANK YOU FOR VOTING

ANNEX A

MUZINICH CORPORATE LENDING INCOME FUND, INC.
AUDIT COMMITTEE CHARTER
1.    Purpose
The audit committee (the “Audit Committee”) of Muzinich Corporate Lending Income Fund, Inc., a Delaware corporation (the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) to monitor, pursuant to authority delegated to it by the Board of Directors, (i) the integrity of the financial statements of the Company, (ii) the qualifications and independence of the Company’s independent registered accounting firm (the “Independent Accountants”), (iii) the performance of the Company’s internal controls and the Independent Accountants and (iv) the compliance by the Company with legal and regulatory requirements as they relate to financial reporting and related matters.
2.    Committee Membership
The Audit Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Audit Committee shall be comprised solely of Independent Directors. For purposes of this charter of the Audit Committee (the “Charter”), “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company, (ii) during such times as the Company’s common stock is listed on a securities exchange, are “independent directors” as defined under applicable securities exchange rules, and (iii) meet the independence requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”), including the requirements that such persons not accept directly or indirectly any consulting, advisory, or other compensation from the Company or any subsidiary thereof (other than directors’ fees received in his or her capacity as a member of the board of directors of the Company or such subsidiary or the audit committee or another committee of the board of directors of the Company or such subsidiary), and that such persons cannot have participated in the preparation of the financial statements of the Company in the previous three years. The Board of Directors shall designate the members of the Audit Committee. The Board of Directors shall have the power at any time to change the membership of the Audit Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Audit Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Audit Committee shall select its chairperson.
Unless the Board otherwise determines, (i) the Audit Committee shall at all times have at least one member that has accounting or related financial management expertise, as the Company’s Board of Directors interprets such qualification in its business judgment and (ii) all members of the Audit Committee must be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

As a matter of best practice, the Audit Committee will endeavor to have at least one of its members with the requisite qualifications to be designated by the Board of Directors as an “audit committee financial expert,” as such term is defined by the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations adopted thereunder from time to time (the “Sarbanes-Oxley Act”). To that end, the Audit Committee shall consider whether one or more of its members qualifies to be designated by the Board of Directors as an “audit committee financial expert.” The Audit Committee shall report the results of its deliberations to the Board of Directors for further action as appropriate, including a determination by the Board of Directors that the Audit Committee membership includes or does not include one or more “audit committee financial expert(s)” and any related disclosure to be made concerning this matter. If a vacancy on the Audit Committee exists due to the retirement or resignation of a member of the Audit Committee who has been designated as an “audit committee financial expert,” the Board of Directors will endeavor to fill such vacancy with another “audit committee financial expert,” as soon as reasonably practicable thereafter. The designation of a member of the Audit Committee as an “audit committee financial expert” does not increase the duties, obligations or liability of the designee as compared to the duties, obligations and liability otherwise imposed on the designee as a member of the Audit Committee and of the Board of Directors.
3.    Authority
The function of the Audit Committee is oversight. Management1 is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The Independent Accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Accountants (subject, if applicable, to stockholder ratification).
Members of the Audit Committee are not full-time employees of the Company or management. Accordingly, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within and outside the Company and management from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors) and (iii) statements made by the officers and employees of the Company, its investment adviser or other third parties as to any information technology, internal audit and
1    For purposes of this Charter, the term “management” means the appropriate officers of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Independent Accountants). Also, for purposes of this Charter, the phrase “internal accounting staff” means the appropriate officers and employees of the Company, and its investment adviser, administrator, fund accounting agent and other key service providers (other than the Independent Accountants).

other non-audit services provided by the Independent Accountants to the Company. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted, as appropriate, to best react to a changing environment.
In discharging its responsibilities, the Audit Committee shall have authority to retain outside counsel or other consultants as the Audit Committee determines necessary to carry out its duties. The Audit Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants.
The Audit Committee shall have the authority to create subcommittees with such powers as the Audit Committee shall from time to time confer. The Audit Committee may delegate any of its responsibilities set forth in Section IV below, including its pre-approval responsibilities, to a subcommittee consisting of one or more of its members. The member(s) to whom any pre-approval responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
The Audit Committee shall be given the resources, as determined by the Audit Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and (ii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.
4.    Responsibilities
The following are the general responsibilities of the Audit Committee and are set forth only for its guidance. The Audit Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. The Audit Committee shall consult, on an ongoing basis, with management, the Independent Accountants and counsel as to legal or regulatory developments affecting its responsibilities, as well as relevant tax, accounting and industry developments.
Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Audit Committee are:
Retention of Independent Accountants and Approval of Services
1.    to appoint and retain each year a firm or firms of Independent Accountants to audit the accounts and records of the Company, to approve the terms of compensation of such Independent Accountants and to terminate such Independent Accountants as it deems appropriate;
2.    to pre-approve the engagement of the Independent Accountants to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the Independent Accountants ), subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act, and as otherwise required by law (See the Policy on Pre-Approval of Audit and Non-Audit Services” set forth in Annex A);2

Oversight of the Company’s Relationship with the Independent Accountants
3.    to obtain and review a report from the Independent Accountants , at least annually, regarding:
(a)    the Independent Accountants’ internal quality-control procedures;
(b)    any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Accountants, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the Independent Accountants ;
(c)    any steps taken to deal with any of the issues described in clause (b) above; and
(d)    all relationships between the Independent Accountants and the Company;
4.    to evaluate the qualifications, performance and independence of the Independent Accountants , including the following:
(a)    evaluating the performance of the lead partner, and the quality and depth of the professional staff assigned to the Company;
(b)    considering whether the Independent Accountants’ quality controls are adequate;
(c)    considering whether the provision of permitted non-audit services is compatible with maintaining the Independent Accountants’ independence; and
(d)    taking into account the opinions of management and the internal accounting staff (or other personnel responsible for the internal audit function);
5.    to ensure the regular rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law and consider whether, in order to assure continuing
2    In addition to the requirement to pre-approve audit and permissible non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) to be rendered to the Company by the Independent Accountants, the Audit Committee is required to pre-approve non-audit services (subject to the de minimis exceptions under Section 10A(i)(1)(B) of the Exchange Act) rendered by the Independent Accountants to the Company’s investment adviser and to any entity controlling, controlled by or under common control with its investment adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company.

auditor independence, it is appropriate to adopt a policy of rotating the Independent Accountants on a regular basis;
6.    to oversee compliance with the guidelines set forth in Annex B relating to the Company’s hiring of employees or former employees of the Independent Accountants who participated in any capacity in the audit of the Company;
7.    to discuss with the national office of the Independent Accountants, if appropriate, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency;
8.    to consider the effect on the Company of:
(a)    any changes in accounting principles or practices proposed by management or the Independent Accountants;
(b)    any changes in service providers, such as the Company’s accountants or administrators, that could impact the Company’s internal controls;
(c)    any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that require special accounting activities or resources; and
(d)    regulatory and accounting initiatives on the Company’s financial statements, including any significant legal, compliance or regulatory matters that may have a material impact on the Company’s business, financial statements or compliance policies;
9.    to annually review a formal written statement from the Independent Accountants delineating all relationships between the Independent Accountants and the Company, consistent with applicable standards of the Independence Standards Board, and discussing with the Independent Accountants their methods and procedures for insuring independence;
10.    to interact with the Company’s Independent Accountants, including reviewing and, where necessary, assisting in resolution of disagreements that have arisen between management and the Independent Accountants regarding financial reporting;
Financial Statements and Disclosure Matters
11.    to review and discuss with management and the Independent Accountants the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;
12.    to review and discuss with management and the Independent Accountants the Company’s earnings releases and quarterly financial statements prior to the filing of its Quarterly Reports on Form 10-Q, including the results of the Independent Accountants’ reviews of the quarterly financial statements;

13.    to meet with the Independent Accountants periodically during each fiscal year, including private meetings, and review written materials prepared by the Independent Accountants, and, as appropriate:
(a)    to review the arrangements for and the scope of the annual audit and any special audits or other special permissible services;
(b)    to review with management and the Independent Accountants the Company’s financial statements and to discuss any matters of concern arising in connection with audits of such financial statements, including any adjustments to such statements recommended by the Independent Accountants or any other results of the audits;
(c)    to consider and review, as appropriate and in consultation with the Independent Accountants, the appropriateness and adequacy of the Company’s financial and accounting policies, procedures and internal controls and, as appropriate, the internal controls of key service providers, and to review management’s responses to the independent accountants’ comments relating to those policies, procedures and controls, and to any special steps adopted in light of material control deficiencies;
(d)    to review with the Independent Accountants their opinions as to the fairness of the Company’s financial statements;
(e)    to review any accounting adjustments that were noted or proposed by the Independent Accountants but were “passed” (as immaterial or otherwise);
(f)    to review any communications between the audit team and the Independent Accountants’ national office respecting auditing or accounting issues presented by the engagement;
(g)    to review any “management” or “internal control” letter issued, or proposed to be issued, by the Independent Accountants to the Company;
(h)    to review and discuss quarterly reports from the Independent Accountants relating to:
(1)    all critical accounting policies and practices to be used;
(2)    all alternative treatment of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the Independent Accountants; and
(3)    other material written communications between the Independent Accountants and management, such as any management letter or schedule of unadjusted differences; and
(i)    to review with the Independent Accountants the matters required to be discussed by Statements on Auditing Standards or other professional standards relating to the conduct of an audit.

14.    to prepare the report required by the SEC to be included in the Company’s annual proxy statement;
15.    to review analyses prepared by management and/or the Independent Accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;
Compliance Oversight
16.    to obtain from the Independent Accountants assurance that Section 10A(b) of the Exchange Act has not been implicated;
17.    to investigate, when the Audit Committee deems it necessary, improprieties or suspected improprieties in Company operations;
18.    to establish and maintain the procedures for the following, including considering exceptions to and responding to alleged violations of such procedures as the Audit Committee shall consider appropriate:
(a)    the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and
(b)    the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
19.    to discuss with management and the Independent Accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies;
20.    to discuss with the Company’s counsel legal matters that may have a material impact on the Company’s financial statements or related compliance policies;
21.    to review, to the extent required by applicable law, with both management and the Independent Accountants related-party transactions or dealings with parties related to the Company;
22.    to review and discuss with management and the Independent Accountants all off-balance sheet transactions and obligations;
Oversight of the Company’s Internal Audit Function
23.    to establish the Company’s procedures for: (a) the receipt, retention and treatment of complaints received regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
24.    to consider whether to grant any approvals or waivers sought under the Company’s Code of Conduct (the “Code”) adopted pursuant to the Sarbanes-Oxley Act and exchange listing rules;

25.    to review any alleged violations under the Code and to make any recommendations to the Board of Directors with respect thereto as it deems appropriate;
26.    to require the appropriate officers of the Company, internal accounting staff and individuals with internal audit responsibilities to meet with the Audit Committee for consultation on audit, accounting and related financial matters;
27.    to review proposed disclosures in the Company’s periodic reports to the SEC concerning any significant deficiencies in the design or operation of the Company’s internal controls or material weaknesses in such controls, and any fraud involving management or other employees who have a significant role in the Company’s internal controls, deemed necessary by management during such officers’ certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;
28.    to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies;
Other
29.    to review and assess the adequacy of this Charter annually and submit any proposed modifications to the Board of Directors for approval;
30.    to evaluate the performance of the Audit Committee and its members at least annually, including the compliance of the Audit Committee with this Charter;
31.    to report its activities to the Board of Directors on a regular basis and to make such recommendations with respect to the matters described above, including presenting to the Board of Directors the Audit Committee’s conclusions with respect to the Independent Accountants, and other matters as the Audit Committee may deem necessary or appropriate; and
32.    with the assistance of an independent valuation firm, to aid the Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available.
5.    Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly, and is empowered to hold special meetings as circumstances require. Any two members of the Audit Committee may fix the time and place of the Audit Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Audit Committee may participate in a meeting by means of a videoconference, conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Audit Committee may also be taken without a meeting if a majority of the members of the Audit Committee consent thereto in writing. The Audit Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Audit Committee may invite any member of the Board of Directors who is not a member of the Audit Committee, management, counsel, representatives of service providers or other persons to attend meetings of the Audit Committee and provide information as the Audit Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of the Audit Committee shall be present at any meeting of the Audit Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Audit Committee.
6.    Miscellaneous
The Audit Committee may diverge from the specific activities outlined throughout this Charter as appropriate if circumstances or regulatory requirements change. In addition to these activities, the Audit Committee may perform such other functions as necessary or appropriate under applicable laws, regulations, the Company’s bylaws or other organizational documents and resolutions and other directives of the Board of Directors.
This Charter is in all respects subject and subordinate to the Company’s bylaws and other organizational documents.
Annexes:
Annex A - Policy on Pre-Approval of Audit and Non-Audit Services
Annex B - Hiring Guidelines for Employees of the Independent Accountants

Approved: September 12, 2023

Annex A
Policy on Pre-Approval of Audit and Non-Audit Services
I. Statement of Principles
The Audit Committee is required to pre-approve the audit and non-audit services performed by the Independent Accountants in order to assure that the provision of such services to the Company does not impair the independence of the Independent Accountants. Unless a type of service to be provided by the Independent Accountants has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
II. Audit Services
The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.
In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the Independent Accountants reasonably can provide, such as limited quarterly reviews, comfort letters, statutory audits, attest services, reports on internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002, consents and assistance with and review of documents filed with the SEC.
III. Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the Independent Accountants. All audit-related services must be separately pre-approved by the Audit Committee.
IV. Tax Services
Tax services include tax compliance, tax planning and tax advice. All tax services must be separately pre-approved by the Audit Committee.
V. All Other Services
The Audit Committee may grant pre-approval to those permissible non-audit services classified as “All Other Services” that it believes are routine and recurring services, and would not impair the independence of the Independent Accountants. Permissible “All Other Services” must be separately pre-approved by the Audit Committee.
A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.
VI. Pre-Approval Fee Levels
Pre-approval fee levels for all services to be provided by the Independent Accountants will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VII. Supporting Documentation
With respect to each proposed pre-approved service, the Independent Accountants will provide an engagement letter to the Audit Committee regarding the specific services to be provided.
VIII. Procedures
Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by the chief financial officer, and must include a statement as to whether, in his or her view, the request or application is consistent with the SEC’s rules on auditor independence.
IX. Confirmation
The Independent Accountants will provide a written confirmation of its independence with respect to the Company to the Audit Committee on an annual basis.
Exhibit 1: Prohibited Non-Audit Services (as outlined in 17 CFR § 210.2-01(c)(4))
•Bookkeeping or other services related to the accounting records or financial statements
•Financial information systems design and implementation
•Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•Actuarial services
•Internal audit outsourcing services
•Management functions
•Human resources
•Broker-dealer, investment adviser, or investment banking services
•Legal services
•Expert services unrelated to the audit
•Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

Annex B
Hiring Guidelines for Employees of the Independent Accountants
The Audit Committee has adopted the following practices regarding the hiring by the Company of any employee of its Independent Accountants who participated in any capacity in the audit of the Company.
1.No member of the audit team that is auditing the Company may be hired by the Company in a financial reporting oversight role (as defined in the Regulation S-X, promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended) for a period of one year following association with such audit.
2.The Company’s chief financial officer shall report annually to the Audit Committee the profile of the preceding year’s hires from the Independent Accountants.

ANNEX B

MUZINICH CORPORATE LENDING INCOME FUND, INC.
GOVERNANCE AND NOMINATING COMMITTEE CHARTER

1.    Purpose
The Governance and Nominating committee (the “Governance and Nominating Committee”) of Muzinich Corporate Lending Income Fund, Inc., a Delaware corporation (together with any successor thereto, the “Company”), is appointed by the board of directors of the Company (the “Board of Directors”) pursuant to authority delegated to it by the Board of Directors to (i) select, research and nominate qualified nominees to be elected to the Board of Directors by the Company’s stockholders at the annual stockholders meeting; (ii) select qualified nominees to fill any vacancies on the Board of Directors or a committee thereof (consistent with criteria approved by the Board of Directors); (iii) oversee the evaluation of the Board of Directors and management; and (iv) undertake such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Governance and Nominating Committee.
2.    Committee Membership
The Governance and Nominating Committee shall be comprised of the number of Independent Directors as the Board of Directors shall determine from time to time, such number not to be less than two. The Governance and Nominating Committee shall be comprised solely of Independent Directors. For purposes of this charter of the Governance and Nominating Committee (this “Charter”), “Independent Directors” are members of the Board of Directors who (i) are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company and (ii) meet any other applicable requirements of the Securities and Exchange Commission (the “SEC”) and any other applicable laws, rules and regulations with respect to independence, as determined by the Board of Directors. The Board of

Directors shall designate the members of the Governance and Nominating Committee. The Board of Directors shall have the power at any time to change the membership of the Governance and Nominating Committee, to fill all vacancies and to designate alternate members to replace any absent or disqualified members, so long as the Governance and Nominating Committee shall at all times have at least two members and be composed solely of Independent Directors. The members of the Governance and Nominating Committee shall select its Chairman.
3.    Authority
In discharging its responsibilities, the Governance and Nominating Committee shall have authority to retain outside counsel or other consultants in the Governance and Nominating Committee’s sole discretion. The Governance and Nominating Committee shall also have sole authority to approve the fees and other retention terms of such consultants and to terminate such consultants. The Governance and Nominating Committee shall have the authority to create subcommittees with such powers as the Governance and Nominating Committee shall from time to time confer.
4.    Responsibilities
The following are the general responsibilities of the Governance and Nominating Committee and are set forth only for its guidance. The Governance and Nominating Committee may assume such other responsibilities as it deems necessary or appropriate in carrying out its purpose. Nothing in this Charter shall be interpreted as diminishing or derogating from the responsibilities of the Board of Directors.
Pursuant to authority granted to it by the Board of Directors, the responsibilities of the Governance and Nominating Committee are as follows:
1.    The Governance and Nominating Committee shall consider and recruit candidates to fill positions on the Board of Directors (or a committee thereof), including vacancies resulting from the removal, resignation or retirement of any member of the Board of Directors (or a committee thereof), an increase in the size of the Board of Directors (or a committee thereof) or otherwise. In considering potential candidates, the Governance and Nominating Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. The Governance and Nominating Committee shall seek to enhance the perspectives and experiences of the Board of Directors through diversity in gender, ethnic background, geographic origin and professional experience.
2.    The Governance and Nominating Committee shall establish the criteria for evaluating (subject to Board of Directors approval of those qualifications) and evaluate the qualifications of individuals for election as members of the Board of

Directors (or a committee thereof), which criteria shall include, at a minimum, the following:
(a)    to the extent required, compliance with the independence and other applicable requirements of the 1940 Act and the SEC, all other applicable laws, rules and regulations and the criteria, policies and principles set forth in this Charter; and
(b)    the ability to contribute to the effective oversight and/or management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.
In addition, the Governance and Nominating Committee may consider, with respect to an individual being considered for election or appointment as a member of the Board of Directors, whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board of Directors’ membership and collective attributes. Such considerations will vary based on the Board of Directors’ existing membership and other factors, such as the strength of the individual’s overall qualifications relative to diversity considerations.
3.    The Governance and Nominating Committee shall recommend the director and committee member nominees for approval by the Board of Directors and, if applicable, election by the stockholders of the Company.
4.    The Governance and Nominating Committee shall consider stockholder recommendations for possible nominees for election as members of the Board of Directors.
5.    The Governance and Nominating Committee shall annually evaluate the qualifications and diversity of current members of the Board of Directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and of the Board of Director’s anticipated needs.
6.    The Governance and Nominating Committee shall, upon a significant change in a member of the Board of Directors’ personal circumstances (including a change in principal occupation) or in the event a significant ongoing time commitment arises that may be inconsistent with a member of the Board of Director’s service to the Board of Directors, review, as appropriate, the continued membership of such member on the Board of Directors.

7.    The Governance and Nominating Committee shall report to the Board of Directors its conclusions with respect to the matters that the Governance and Nominating Committee has considered.
8.    The Governance and Nominating Committee may establish and recommend to the Board of Directors guidelines for the removal of members of the Board of Directors.
9.    The Governance and Nominating Committee shall review the desirability of term limits for members of the Board of Directors and recommend to the Board of Directors policies in this regard from time to time.
10.    The Governance and Nominating Committee shall evaluate the leadership structure of the Board of Directors, including the responsibilities of the Board of Directors with respect to the Company’s management and whether the Chairman of the Board of Directors is an “interested person” of the Company, and shall evaluate whether such leadership structure is appropriate for the Company in light of the Company’s then-existing business and structure. If the Chairman of the Board of Directors is an “interested person” of the Company, the Governance and Nominating Committee shall consider whether appointment of a lead independent director is appropriate and, if such lead independent director is appointed, establish the role of such director in the leadership of the Company.
11.    The Governance and Nominating Committee shall review periodically with the Chairman of the Board of Directors and the Chief Executive Officer of the Company the succession plans relating to positions held by executive officers of the Company and make recommendations to the Board of Directors with respect to the process for selection, and the selection, of individuals to occupy these positions.
12.    The Governance and Nominating Committee shall review and reassess the adequacy of this Charter annually and submit any proposed modifications to the Board of Directors for approval.
13.    The Governance and Nominating Committee shall conduct an annual evaluation of the Board of Directors and each committee thereof to determine whether each of them is functioning effectively, and submit a report to the full Board of Directors at the end of such evaluation. The Governance and Nominating Committee shall discuss the annual evaluation with the full Board of Directors following the end of each fiscal year.
14.     The Governance and Nominating Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Governance and Nominating Committee deems appropriate in connection with the performance of its responsibilities.

15.    The Governance and Nominating Committee will evaluate its own performance at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Governance and Nominating Committee with the requirements of this Charter.
16.    The Governance and Nominating Committee will review the provisions of this Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Directors.
5.    Meetings
Subject to the Company’s bylaws or other organizational documents and resolutions of the Board of Directors, the Governance and Nominating Committee shall meet from time to time at the direction of its Chairman, provided that the Governance and Nominating Committee shall not meet less frequently than annually, and is empowered to hold special meetings as circumstances require. The Chairman of the Governance and Nominating Committee or any two members of the Governance and Nominating Committee may fix the time and place of the Governance and Nominating Committee’s meetings unless the Board of Directors shall otherwise provide. Members of the Governance and Nominating Committee may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting. Any action required or permitted to be taken at a meeting of the Governance and Nominating Committee may also be taken without a meeting if a majority of members of the Governance and Nominating Committee consent thereto in writing. The Governance and Nominating Committee shall keep regular minutes of its meetings and records of decisions taken without a meeting and cause them to be recorded in the Company’s minute book. The Governance and Nominating Committee may invite any member of the Board of Directors who is not a member of the Governance and Nominating Committee, management, counsel, representatives of service providers or other persons to attend meetings and provide information as the Governance and Nominating Committee, in its sole discretion, considers appropriate.
A majority, but not less than two, of the members of the Governance and Nominating Committee shall be present at any meeting of the Governance and Nominating Committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of the Governance and Nominating Committee. In the absence or disqualification of any member of the Governance and Nominating Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, so long as such appointee is an Independent Director.
Approved: September 12, 2023